UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2017

AG&E HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Illinois	1-8250	36-1944630
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

223 Pratt Street, Hammonton, New Jersey 08037
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (609) 704-3000

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On November 22, 2017, American Gaming & Electronics, Inc. (“American Gaming”), a wholly-owned subsidiary of AG&E Holdings Inc. (the “Company”) entered into a $3.5 million revolving credit facility (the “Credit Facility”) with North Mill Capital LLC (the “Lender”), pursuant to a Loan and Security Agreement (the “Loan Agreement”). The Credit Facility has a term of one year and is collateralized by a first-priority security interest in all of the assets of American Gaming. Borrowings under the Credit Facility accrue interest at the prime rate plus 0.75%, but in no event shall the interest rate be less than 4.75%. Subject to certain exceptions, the Credit Facility provides for advances of up to 85% of eligible accounts receivable.

In addition, pursuant to a Corporate Guaranty entered into by the Company in favor of the Lender (the “Corporate Guaranty”), the Company will guarantee American Gaming’s obligations under the Credit Facility. Further, our chief executive officer has agreed to subordinate amounts payable to him under the promissory note entered into by the Company in November 2016 to the obligations of the Company under the Corporate Guaranty.

The foregoing description of the Credit Facility is qualified in its entirety by reference to the full text of the Loan Agreement and Corporate Guaranty, copies of which are filed herewith as Exhibits 10.1 and 10.2, and incorporated by reference herein. The Loan Agreement and Corporate Guaranty have been incorporated by reference herein to provide you with information regarding their respective terms. They are not intended to provide any other factual information about us. Such information can be found elsewhere in other public filings we have made with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description

10.1	Loan and Security Agreement, dated November 22, 2017, by and between American Gaming & Electronics, Inc. and North Mill Capital LLC

10.2	Corporate Guaranty, dated November 22, 2017, by the Company in favor of North Mill Capital LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG&E HOLDINGS INC.

By:	/s/ Renee Zimmerman
Name:	Renee Zimmerman
Title:	Chief Financial Officer, Treasurer and Secretary

Date:     November 29, 2017